Subsequent Events [Text Block]	12 Months Ended
Mar. 31, 2015
Subsequent Events [Text Block]
35.	SUBSEQUENT EVENTS

Repurchase of own shares

From May 18, 2015 to June 16, 2015, MUFG repurchased 111,151,800 shares of MUFG’s common stock by market purchases based on the discretionary dealing contract regarding repurchase of own shares for approximately ¥100 billion in aggregate in satisfaction of the resolution adopted at the meeting of the Board of Directors of MUFG held on May 15, 2015. The repurchase plan as authorized by the Board of Directors of MUFG allowed for the repurchase of an aggregate amount of up to 160,000,000 shares, which represents the equivalent of 1.14% of the total number of common shares outstanding, or of an aggregate repurchase amount of up to ¥100 billion. The purpose of the repurchase is to enhance the return of earnings to shareholders, to improve capital efficiency, and to implement flexible capital policies.

Approval of Dividends

On June 25, 2015, the shareholders approved the payment of cash dividends to the shareholders of record on March 31, 2015, of ¥9 per share of Common stock, totaling ¥126,179 million.

Partial Amendment to the Articles of Incorporation

On June 25, 2015, amendments to the Articles of Incorporation were made with respect to the First Series of Class 5 and Class 11 Preferred Stock. As a result, the aggregate number of shares authorized to be issued by MUFG was decreased by 1,000 shares, and the aggregate number of the First Series of Class 5 and Class 11 Preferred Shares authorized to be issued was removed.

Stock Acquisition Rights

On July 14, 2015, MUFG allotted the directors (excluding outside directors), executive officers and senior fellows of MUFG, BTMU, MUTB, MUSHD and MUMSS stock acquisition rights to acquire an aggregate amount of 2,058,600 shares of MUFG’s common stock. The stock acquisition rights have an exercise price of ¥1 per common share, and are exercisable until July 13, 2045.